Exhibit 99.4

The Prudential Insurance Company of America

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor- South Tower

Newark, NJ 07102

November 10, 2023

Henry Schein Inc.

135 Duryea Road

Melville, New York, 11747

Attn: Michael Amodio, Vice President and Treasurer

Limited Waiver

Ladies and Gentlemen:

Reference is hereby made to that certain Third Amended and Restated Multicurrency Private Shelf Agreement, dated as of October 20, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), among Henry Schein, Inc., a Delaware corporation (the “Company”), PGIM, Inc. (“Prudential”) and each Prudential Affiliate party thereto. Capitalized terms used in this waiver letter (“Waiver Letter”) but not defined herein shall have the respective meaning ascribed to them in the Agreement.

You have requested an extension of the time required to deliver its unaudited financial statements with respect to the fiscal quarter ended September 30, 2023, pursuant to Section 7.1(a) of the Agreement. The Required Holders hereby agree to extend the due date for the above item to December 8, 2023.

The Company hereby represents and warrants to Prudential and each Prudential Affiliate party to the Agreement that no event has occurred, and no condition exists that, either before or after giving effect to this Waiver Letter, constitutes or would constitute a Default or an Event of Default.

Except as specifically set forth herein, nothing contained in this Waiver Letter shall amend, modify or alter any term or condition of the Agreement or any of the Financing Documents. This Waiver Letter may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver Letter by electronic mail or by .pdf shall be effective as delivery of a manually executed counterpart of this Waiver Letter. This Waiver Letter and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature Page Follows]

Very truly yours,

PGIM, INC.,
as Holder

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA,
as Holder

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

PRUDENTIAL UNIVERSAL REINSURANCE COMPANY,
as Holder

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

PRUCO LIFE INSURANCE COMPANY,
as Holder

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.,
as Holder

By:	Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY,
as Holder

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

PRUDENTIAL ARIZONA REINSURANCE
TERM COMPANY,
as Holder

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

BCBSM, INC. DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA,
as Holder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY,
as Holder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

MEDICA HEALTH PLANS,
as Holder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

FARMERS INSURANCE EXCHANGE,
as Holder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

MID CENTURY INSURANCE COMPANY,
as Holder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

ZURICH AMERICAN INSURANCE COMPANY,
as Holder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

GIBRALTAR UNIVERSAL LIFE REINSURANCE COMPANY,
as Holder

By:	Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST,
as Holder

By:	The Prudential Insurance Company of America, as Grantor

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

PAR U HARTFORD LIFE INSURANCE COMFORT TRUST,
as Holder

By:	The Prudential Insurance Company of America, as Grantor

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

PICA HARTFORD LIFE & ANNUITY COMFORT TRUST,
as Holder

By:	The Prudential Insurance Company of America, as Grantor

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

PICA HARTFORD LIFE INSURANCE COMFORT TRUST,
as Holder

By:	The Prudential Insurance Company of America, as Grantor

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

PRIVATE PLACEMENT TRUST INVESTORS, LLC,
as Holder

By:	PGIM Private Placement Investors, L.P.
as Managing Member

By:	PGIM Private Placement Investors, Inc.
as its General Partner

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY,
as Holder

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

PRUDENTIAL TERM REINSURANCE COMPANY,
as Holder

By:	PGIM, Inc., as investment manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

HIGHMARK INC.

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

PENSIONSKASSE DES BUNDES PUBLICA

By: PGIM Private Capital Limited, as Investment Manager

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

COMPANION LIFE INSURANCE COMPANY

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

MUTUAL OF OMAHA INSURANCE COMPANY

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

THE INDEPENDENT ORDER OF FORESTERS

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Ashley Dexter
Name: Ashley Dexter
Title: Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By: PGIM Japan Co., Ltd. (as Investment Advisor) By: PGIM, Inc. (as Sub-Adviser)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

THE PRUDENTIAL GIBRALTAR FINANCIAL LIFE INSURANCE CO., LTD.

By: PGIM Japan Co., Ltd., as investment manager

By: PGIM, Inc., as sub-advisor

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]

ACKNOWLEDGED AND AGREED:

HENRY SCHEIN, INC.,
as Borrower

By:	/s/ Michael Amodio
Name:	Michael Amodio
Title:	Vice President and Treasurer

[Signature Page – Waiver Letter (Prudential Private Shelf Agreement)]